Exhibit 99.1

The Coca-Cola Company and Subsidiaries

Reclassified Operating Segment Data

Unaudited

Unit Case Volume Growth Rate Based on Average Daily Sales (1)

													% of Unit Case Volume
	Q1 06	Q2 06	Q3 06	Q4 06	FY 06	Q1 07	Q2 07	Q3 07	Q4 07	FY 07	Q1 08	Q2 08	FY 06	FY 07

Eurasia & Africa	5%	8%	10%	9%	8%	15%	11%	13%	10%	12%	5%	6%	14%	15%
Europe	3	4	11	8	7	12	7	—	3	5	4	—	17	17
Latin America	7	7	7	7	7	7	9	9	10	9	9	7	26	27
North America	2	2	(1)	(2)	—	(3)	(2)	1	1	(1)	—	—	27	25
Pacific	7	(2)	1	—	1	5	9	11	3	7	10	4	16	16

Worldwide	5	4	5	4	4	6	6	6	5	6	6	3	100	100

Concentrate Sales Volume Growth Rate (2)

	Q1 06	Q2 06	Q3 06	Q4 06	FY 06	Q1 07	Q2 07	Q3 07	Q4 07	FY 07	Q1 08	Q2 08

Eurasia & Africa	5%	10%	9%	1%	6%	16%	12%	10%	12%	12%	11%	10%
Europe	—	7	12	3	6	15	5	(1)	—	5	2	(1)
Latin America	5	7	8	10	7	10	9	12	6	9	5	5
North America	3	4	(2)	(4)	—	(5)	(1)	2	4	—	2	(3)
Pacific	7	(4)	1	2	1	2	14	13	(1)	7	8	3

Worldwide	4	4	5	1	4	6	7	6	6	6	5	3

The Reclassified Operating Segment Data reflect changes in the Company’s operating structure which became effective July 1, 2008.

For additional information about our sales volume, refer to page 42 of our 2007 Annual Report on Form 10-K filed on February 28, 2008.

(1) Unit case volume percentage change is based on average daily sales. Unit case volume growth based on average daily sales is computed by comparing the average daily sales in each of the corresponding periods. Average daily sales for each quarter are the unit cases sold during the quarter divided by the number of days in the quarter.

 (2) Unit case volume and concentrate sales volume growth rates are not necessarily equal during any given period. Items such as seasonality, bottlers’ inventory practices, supply point changes, timing of price increases, new product introductions and changes in product mix can impact unit case volume and concentrate sales volume and can create differences between unit case volume and concentrate sales volume growth rates.

The Coca-Cola Company and Subsidiaries

Reclassified Operating Segment Data (1)

Unaudited

In Millions

	Q1 06	Q2 06	Q3 06	Q4 06	FY 06	Q1 07	Q2 07	Q3 07	Q4 07	FY 07	Q1 08	Q2 08
Net Operating Revenues – Third Party
Eurasia & Africa	$387	$448	$412	$433	$1,680	$432	$505	$459	$545	$1,941	$520	$601
Europe	762	1,137	1,089	886	3,874	985	1,325	1,153	984	4,447	1,123	1,444
Latin America	572	593	624	695	2,484	681	757	791	840	3,069	844	897
North America	1,645	1,909	1,809	1,650	7,013	1,665	2,062	2,160	1,874	7,761	1,884	2,240
Pacific	869	1,065	1,108	948	3,990	889	1,035	1,094	979	3,997	913	1,227
Bottling Investments	971	1,302	1,388	1,293	4,954	1,437	2,031	2,016	2,086	7,570	2,067	2,608
Corporate	20	22	24	27	93	14	18	17	23	72	28	29
	$5,226	$6,476	$6,454	$5,932	$24,088	$6,103	$7,733	$7,690	$7,331	$28,857	$7,379	$9,046

Net Operating Revenues – Intersegment
Eurasia & Africa	$25	$40	$35	$24	$124	$34	$55	$45	$34	$168	$41	$66
Europe	150	190	203	160	703	168	216	231	230	845	231	299
Latin America	31	29	30	42	132	38	22	44	71	175	57	63
North America	—	—	—	16	16	16	21	26	12	75	14	16
Pacific	17	14	26	71	128	50	135	112	112	409	91	97
Bottling Investments	12	27	35	15	89	20	45	42	18	125	22	93
	$235	$300	$329	$328	$1,192	$326	$494	$500	$477	$1,797	$456	$634

Net Operating Revenues – Total
Eurasia & Africa	$412	$488	$447	$457	$1,804	$466	$560	$504	$579	$2,109	$561	$667
Europe	912	1,327	1,292	1,046	4,577	1,153	1,541	1,384	1,214	5,292	1,354	1,743
Latin America	603	622	654	737	2,616	719	779	835	911	3,244	901	960
North America	1,645	1,909	1,809	1,666	7,029	1,681	2,083	2,186	1,886	7,836	1,898	2,256
Pacific	886	1,079	1,134	1,019	4,118	939	1,170	1,206	1,091	4,406	1,004	1,324
Bottling Investments	983	1,329	1,423	1,308	5,043	1,457	2,076	2,058	2,104	7,695	2,089	2,701
Corporate	20	22	24	27	93	14	18	17	23	72	28	29
Eliminations	(235)	(300)	(329)	(328)	(1,192)	(326)	(494)	(500)	(477)	(1,797)	(456)	(634)
	$5,226	$6,476	$6,454	$5,932	$24,088	$6,103	$7,733	$7,690	$7,331	$28,857	$7,379	$9,046

Operating Income (Loss)
Eurasia & Africa	$148	$178	$114	$152	$592	$160	$185	$134	$188	$667	$227	$269
Europe	474	722	664	501	2,361	643	885	698	549	2,775	735	1,016
Latin America	349	346	353	390	1,438	415	413	430	491	1,749	506	531
North America	388	493	383	419	1,683	347	500	447	402	1,696	324	457
Pacific	363	492	421	374	1,650	372	506	428	393	1,699	388	604
Bottling Investments	(57)	87	47	(59)	18	(2)	75	58	22	153	17	156
Corporate	(270)	(279)	(320)	(565)	(1,434)	(308)	(294)	(366)	(519)	(1,487)	(323)	(354)
	$1,395	$2,039	$1,662	$1,212	$6,308	$1,627	$2,270	$1,829	$1,526	$7,252	$1,874	$2,679

Income (Loss) Before Income Taxes
Eurasia & Africa	$155	$184	$117	$163	$619	$161	$195	$144	$196	$696	$223	$271
Europe	480	728	664	508	2,380	651	892	708	545	2,796	742	1,027
Latin America	349	345	350	389	1,433	415	412	430	495	1,752	504	534
North America	389	495	386	420	1,690	348	498	452	402	1,700	325	462
Pacific	363	485	417	368	1,633	367	497	424	377	1,665	383	597
Bottling Investments	18	330	253	(534)	67	7	247	308	199	761	155	(711)
Corporate	(279)	(176)	(361)	(428)	(1,244)	(220)	(333)	(353)	(591)	(1,497)	(384)	(284)
	$1,475	$2,391	$1,826	$886	$6,578	$1,729	$2,408	$2,113	$1,623	$7,873	$1,948	$1,896

The Reclassified Operating Segment Data reflect changes in the Company’s operating structure which became effective July 1, 2008. Additionally, certain other prior year amounts have been reclassified to conform to the current year presentation.

 (1) Refer to the Items Impacting Comparability Schedule which follows for additional information.

The Coca-Cola Company and Subsidiaries

Reclassified Operating Segment Data

Items Impacting Comparability Schedule

Unaudited

2006

In the first quarter of 2006, the Company recorded the following transactions which impacted results:

•      An approximate $42 million charge for Bottling Investments primarily related to the impairment of certain assets and investments.

•      An approximate $3 million charge for Pacific primarily related to restructuring costs.

•      A charge of approximately $9 million for Bottling Investments related to our proportionate share of restructuring costs recorded by Coca-Cola Enterprises Inc. (“CCE”).

In the second quarter of 2006, the Company recorded the following transactions which impacted results:

•      A net gain of approximately $123 million for Corporate related to the sale of a portion of our investment in Coca-Cola Icecek in an initial public offering.

•      Charges of approximately $27 million for Europe, $2 million for Pacific and $2 million for Bottling Investments primarily related to costs associated with production capacity efficiencies and other restructuring costs.

•      An approximate $21 million benefit for Bottling Investments for our proportionate share of favorable changes in certain of CCE's state and Canadian federal and provincial tax rates.

In the third quarter of 2006, the Company recorded the following transactions which impacted results:

•      Charges of approximately $1 million for Eurasia and Africa, $7 million for Europe, $15 million for Pacific and $16 million for Bottling Investments primarily related to the impairment of certain intangible assets and investments in certain bottling operations, and costs to rationalize production and other restructuring costs.

•      A charge of approximately $3 million for Bottling Investments related to our proportionate share of items impacting equity method investees.

In the fourth quarter of 2006, the Company recorded the following transactions which impacted results:

•      A charge of approximately $615 million for Bottling Investments related to our proportionate share of CCE’s impairment charges and restructuring charges recorded by other equity method investees, partially offset by our proportionate share of changes in certain of CCE’s state and Canadian federal and provincial tax rates.

•      Charges of approximately $2 million for Eurasia and Africa, $2 million for Europe, $42 million for Pacific, $27 million for Bottling Investments and $1 million for Corporate primarily related to restructuring costs and asset impairments.

•      A charge of $100 million for Corporate related to a donation made to The Coca-Cola Foundation.

•      A net gain of approximately $175 million for Corporate related to the sale of Coca-Cola FEMSA, S.A.B. de C.V. shares (“Coca-Cola FEMSA”).

2007

In the first quarter of 2007, the Company recorded the following transactions which impacted results:

•      An approximate $67 million charge for Bottling Investments for our proportionate share of an asset write-down related to excess and obsolete bottles and cases at Coca-Cola Bottlers Philippines, Inc.

•      A net gain of approximately $137 million for Corporate primarily due to the sale of real estate in Spain and the sale of our equity ownership in Vonpar Refrescos S.A.

•      An approximate $6 million charge for Bottling Investments due to our proportionate share of CCE’s restructuring costs.

•      Charges of approximately $2 million for Eurasia and Africa, $6 million for Bottling Investments and $2 million for Corporate as a result of asset impairments and restructuring costs.

In the second quarter of 2007, the Company recorded the following transactions which impacted results:

•      Charges of approximately $18 million for Eurasia and Africa, $5 million for Europe, $2 million for Latin America, $1 million for Pacific and $23 million for Bottling Investments, primarily related to asset impairments and restructuring costs, partially offset by $1 million for Corporate.

•      A charge of approximately $89 million for Bottling Investments primarily due to our proportionate share of asset write-downs and restructuring charges recorded by equity method investees.

In the third quarter of 2007, the Company recorded the following transactions which impacted results:

•      Charges of approximately $15 million for Eurasia and Africa, $7 million for Europe, $1 million for Latin America, $13 million for North America, $14 million for Bottling Investments and $34 million for Corporate primarily due to restructuring costs and asset write-downs.

•      A net gain of approximately $73 million for Corporate on the sale of Coca-Cola Amatil Limited shares.

•      A net gain of approximately $21 million for Bottling Investments, primarily due to our proportionate share of tax benefits recorded by an equity method investee, which was partially offset by asset write-downs and restructuring costs recorded by equity method investees.

In the fourth quarter of 2007, the Company recorded the following transactions which impacted results:

•      Charges of approximately $2 million for Eurasia and Africa, $21 million for Europe, $1 million for Latin America, $10 million for North America, $2 million for Pacific, $4 million for Bottling Investments and $86 million for Corporate primarily due to asset write-downs and restructuring costs.

•      A net charge of approximately $9 million for Bottling Investments, primarily due to our proportionate share of asset write-downs and restructuring costs recorded by equity method investees, which was partially offset by tax benefits recorded by equity method investees.

•      A net gain of approximately $18 million for Corporate on the sale of real estate.

2008

In the first quarter of 2008, the Company recorded the following transactions which impacted results:

•      Charges of approximately $2 million for North America and $76 million for Corporate, primarily due to restructuring costs and asset write-downs.

•      A net gain of approximately $5 million for Bottling Investments related to our proportionate share of one-time adjustments recorded by equity method investees.

In the second quarter of 2008, the Company recorded the following transactions which impacted results:

•      Charges of approximately $4 million for North America, $5 million for Bottling Investments and $88 million for Corporate primarily due to restructuring costs, contract termination costs and asset write-downs.

•      A charge of approximately $1.1 billion for Bottling Investments primarily as a result of our proportionate share of an impairment charge recorded by CCE.

•      A net gain of approximately $102 million for Bottling Investments and Corporate primarily due to the sale of Refrigerantes Minas Gerais Ltda. to Coca-Cola FEMSA.